                            ACTIVE ALLOCATION FUND

                   Class A Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS A SHARES below cert.
no.)
                                 (centered below boxes)

                            ACTIVE ALLOCATION FUND

                        A MASSACHUSETTS BUSINESS TRUST

                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST

                            ACTIVE ALLOCATION FUND
                            ----------------------
                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                   ----------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                                  /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                            ACTIVE ALLOCATION FUND
                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES

                                     SEAL

                                     2004

                        COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -              Custodian
                             -------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class
A Shares of beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    ___________________________________
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                       OPPENHEIMER ACTIVE ALLOCATION FUND
                   Class B Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS B SHARES below cert.
no.)
                                 (centered below boxes)

                       OPPENHEIMER ACTIVE ALLOCATION FUND
                         A MASSACHUSETTS BUSINESS TRUST
                 A SERIES: OF OPPENHEIMER FUND PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST

                       OPPENHEIMER ACTIVE ALLOCATION FUND
              -----------------------------------------------------
                 A SERIES OF OPPENHEIMER TRUST PORTFOLIO SERIES
      -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                                  /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                       OPPENHEIMER ACTIVE ALLOCATION FUND
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                                     SEAL
                                     2004
                        COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -                Custodian
                             -------------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  B Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                       OPPENHEIMER ACTIVE ALLOCATION FUND
                    Class C Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS C SHARES below cert.
no.)
                                 (centered below boxes)

                       OPPENHEIMER ACTIVE ALLOCATION FUND
                         A MASSACHUSETTS BUSINESS TRUST
                    A SERIES: OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST

            OPPENHEIMER INTERNATIONAL VALUEACTIVE ALLOCATION FUND
            -------------------------------                 -----
      A SERIES OF OPPENHEIMER INTERNATIONAL VALUE TRUSTPORTFOLIO SERIES
      -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                            /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                       OPPENHEIMER ACTIVE ALLOCATION FUND
                    A SERIES OF OPPENHEINMER PORTFOLIO SERIES
                                      SEAL
                                      2004
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -                Custodian
                             -------------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  C Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                       OPPENHEIMER ACTIVE ALLOCATION FUND
                    Class N Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS N SHARES below cert.
no.)
                                 (centered below boxes)

                       OPPENHEIMER TACTIVE ALLOCATION FUND
                         A MASSACHUSETTS BUSINESS TRUST
                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST

                       OPPENHEIMER ACTIVE ALLOCATION FUND
                      -------------------------------------
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
        -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                                  /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                       OPPENHEIMER ACTIVE ALLOCATION FUND
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                                      SEAL
                                      2004
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -                Custodian
                             -------------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  N Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                       OPPENHEIMER ACTIVE ALLOCATION FUND
                    Class Y Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS Y SHARES below cert.
no.)
                                 (centered below boxes)

                       OPPENHEIMER ACTIVE ALLOCATION FUND
                         A MASSACHUSETTS BUSINESS TRUST
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST

                       OPPENHEIMER ACTIVE ALLOCATION FUND
                     --------------------------------------
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
        -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/ Brian W. Wixted                                   /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                       OPPENHEIMER ACTIVE ALLOCATION FUND
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                                      SEAL
                                      2004
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -              Custodian
                             -------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  Y Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                           AGGRESSIVE INVESTOR FUND

                   Class A Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS A SHARES below cert.
no.)
                                 (centered below boxes)

                           AGGRESSIVE INVESTOR FUND

                        A MASSACHUSETTS BUSINESS TRUST

                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST

                           AGGRESSIVE INVESTOR FUND
                           ------------------------
                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                   ----------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                            /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                           AGGRESSIVE INVESTOR FUND
                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES

                                     SEAL

                                     2004

                        COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -              Custodian
                             -------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  A Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                      OPPENHEIMER IAGGRESSIVE INVESTOR FUND
                    Class B Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS B SHARES below cert.
no.)
                                 (centered below boxes)

                      OPPENHEIMER AGGRESSIVE INVESTOR FUND
                         A MASSACHUSETTS BUSINESS TRUST
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST

                      OPPENHEIMER AGGRESSIVE INVESTOR FUND
             -------------------------------------------------------
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
        -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                            /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                       OPPENHEIMER GGRESSIVE INVESTOR FUND
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                                      SEAL
                                      2004
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -                Custodian
                             -------------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  B Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                      OPPENHEIMER AGGRESSIVE INVESTOR FUND
                    Class C Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS C SHARES below cert.
no.)
                                 (centered below boxes)

                      OPPENHEIMER AGGRESSIVE INVESTOR FUND
                         A MASSACHUSETTS BUSINESS TRUST
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST

                      OPPENHEIMER AGGRESSIVE INVESTOR FUND
             -------------------------------------------------------
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
        -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                                  /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                      OPPENHEIMER AGGRESSIVE INVESTOR FUND
                    A SERIES OF OPPENHEINMER PORTFOLIO SERIES
                                      SEAL
                                      2004
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -                Custodian
                             -------------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  C Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                      OPPENHEIMER AGGRESSIVE INVESTOR FUND
                    Class N Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS N SHARES below cert.
no.)
                                 (centered below boxes)

                      OPPENHEIMER AGGRESSIVE INVESTOR FUND
                         A MASSACHUSETTS BUSINESS TRUST
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST

                      OPPENHEIMER AGGRESSIVE INVESTOR FUND
             -------------------------------------------------------
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
        -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                                  /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                      OPPENHEIMER AGGRESSIVE INVESTOR FUND
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                                      SEAL
                                      2004
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -                Custodian
                             -------------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  N Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                      OPPENHEIMER AGGRESSIVE INVESTOR FUND
                    Class Y Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS Y SHARES below cert.
no.)
                                 (centered below boxes)

                      OPPENHEIMER AGGRESSIVE INVESTOR FUND
                         A MASSACHUSETTS BUSINESS TRUST
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST

           OPPENHEIMER INTERNATIONAL VALUE AGGRESSIVE INVESTOR FUND
           --------------------------------------------------------
      A SERIES OF OPPENHEIMER INTERNATIONAL VALUE TRUSTPORTFOLIO SERIES
      -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/ Brian W. Wixted                                   /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                      OPPENHEIMER AGGRESSIVE INVESTOR FUND
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                                      SEAL
                                      2004
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -              Custodian
                             -------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  Y Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                          CONSERVATIVE INVESTOR FUND

                   Class A Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS A SHARES below cert.
no.)
                                 (centered below boxes)

                          CONSERVATIVE INVESTOR FUND

                        A MASSACHUSETTS BUSINESS TRUST

                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST

                          CONSERVATIVE INVESTOR FUND
                          --------------------------
                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                   ----------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                            /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                          CONSERVATIVE INVESTOR FUND
                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES

                                     SEAL

                                     2004

                        COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -              Custodian
                             -------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  A Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                     OPPENHEIMER CONSERVATIVE INVESTOR FUND
                    Class B Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS B SHARES below cert.
no.)
                                 (centered below boxes)

                     OPPENHEIMER CONSERVATIVE INVESTOR FUND
                         A MASSACHUSETTS BUSINESS TRUST
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST

                     OPPENHEIMER CONSERVATIVE INVESTOR FUND
            ---------------------------------------------------------
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
        -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                            /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                     OPPENHEIMER CONSERVATIVE INVESTOR FUND
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                                      SEAL
                                      2004
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -                Custodian
                             -------------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  B Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                     OPPENHEIMER CONSERVATIVE INVESTOR FUND
                    Class C Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS C SHARES below cert.
no.)
                                 (centered below boxes)

                     OPPENHEIMER CONSERVATIVE INVESTOR FUND
                         A MASSACHUSETTS BUSINESS TRUST
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST

                     OPPENHEIMER CONSERVATIVE INVESTOR FUND
            ---------------------------------------------------------
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
        -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                                  /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                     OPPENHEIMER CONSERVATIVE INVESTOR FUND
                    A SERIES OF OPPENHEINMER PORTFOLIO SERIES
                                      SEAL
                                      2004
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -                Custodian
                             -------------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  C Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                     OPPENHEIMER CONSERVATIVE INVESTOR FUND
                    Class N Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS N SHARES below cert.
no.)
                                 (centered below boxes)

                     OPPENHEIMER CONSERVATIVE INVESTOR FUND
                         A MASSACHUSETTS BUSINESS TRUST
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST

          OPPENHEIMER INTERNATIONAL VALUECONSERVATIVE INVESTOR FUND
          ---------------------------------------------------------
      A SERIES OF OPPENHEIMER INTERNATIONAL VALUE TRUSTPORTFOLIO SERIES
      -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                                  /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                     OPPENHEIMER CONSERVATIVE INVESTOR FUND
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                                      SEAL
                                      2004
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -                Custodian
                             -------------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  N Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                     OPPENHEIMER CONSERVATIVE INVESTOR FUND
                    Class Y Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS Y SHARES below cert.
no.)
                                 (centered below boxes)

                     OPPENHEIMER CONSERVATIVE INVESTOR FUND
                         A MASSACHUSETTS BUSINESS TRUST
                   A SERIES : OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST

                     OPPENHEIMER CONSERVATIVE INVESTOR FUND
           ----------------------------------------------------------
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
        -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/ Brian W. Wixted                             /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                     OPPENHEIMER CONSERVATIVE INVESTOR FUND
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                                      SEAL
                                      2004
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -              Custodian
                             -------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  Y Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                            MODERATE INVESTOR FUND

                   Class A Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS A SHARES below cert.
no.)
                                 (centered below boxes)

                            MODERATE INVESTOR FUND

                        A MASSACHUSETTS BUSINESS TRUST

                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST

                            MODERATE INVESTOR FUND
                            ----------------------
                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                   ----------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                                  /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                            MODERATE INVESTOR FUND
                   A SERIES OF OPPENHEIMER PORTFOLIO SERIES

                                     SEAL

                                     2004

                        COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -              Custodian
                             -------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  A Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                       OPPENHEIMER MODERATE INVESTOR FUND
                    Class B Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS B SHARES below cert.
no.)
                                 (centered below boxes)

                       OPPENHEIMER MODERATE INVESTOR FUND
                         A MASSACHUSETTS BUSINESS TRUST
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST

                       OPPENHEIMER MODERATE INVESTOR FUND
              -----------------------------------------------------
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
        -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                            /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                       OPPENHEIMER MODERATE INVESTOR FUND
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                                      SEAL
                                      2004
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -                Custodian
                             -------------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  B Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                       OPPENHEIMER EMODERATE INVESTOR FUND
                    Class C Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS C SHARES below cert.
no.)
                                 (centered below boxes)

                       OPPENHEIMER MODERATE INVESTOR FUND
                         A MASSACHUSETTS BUSINESS TRUST
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST

                       OPPENHEIMER MODERATE INVESTOR FUND
              -----------------------------------------------------
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
        -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                            /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                       OPPENHEIMER MODERATE INVESTOR FUND
                    A SERIES OF OPPENHEINMER PORTFOLIO SERIES
                                      SEAL
                                      2004
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -                Custodian
                             -------------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  C Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                       OPPENHEIMER MODERATE INVESTOR FUND
                    Class N Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS N SHARES below cert.
no.)
                                 (centered below boxes)

                       OPPENHEIMER MODERATE INVESTOR FUND
                         A MASSACHUSETTS BUSINESS TRUST
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST

                       OPPENHEIMER MODERATE INVESTOR FUND
              -----------------------------------------------------
                     A SERIES OF OPPENHEIMERPORTFOLIO SERIES
        -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                            /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                       OPPENHEIMER MODERATE INVESTOR FUND
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                                      SEAL
                                      2004
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -                Custodian
                             -------------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  N Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY

                       OPPENHEIMER MODERATE INVESTOR FUND
                    Class Y Share Certificate (8-1/2" x 11")

I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  8-1/4" x
      ---------------------
10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                 (upper  right  corner)   [share   certificate
no.] XX-000000
                                 (upper right box,  CLASS Y SHARES below cert.
no.)
                                 (centered below boxes)

                       OPPENHEIMER MODERATE INVESTOR FUND
                         A MASSACHUSETTS BUSINESS TRUST
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                                CERTAIN DEFINITIONS
                                          (box with number) CUSIP

(at left)  is the owner of

         (centered) FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST

                       OPPENHEIMER MODERATE INVESTOR FUND
             ------------------------------------------------------
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
        -----------------------------------------------------------------

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund By the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/ Brian W. Wixted                             /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                       SECRETARY

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                       OPPENHEIMER MODERATE INVESTOR FUND
                    A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                                      SEAL
                                      2004
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -    as joint tenants with
                        rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT -              Custodian
                             -------------------------------------
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  Y Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid  without this "four hands"  watermark:
logotype

                  THIS SPACE MUST NOT BE COVERED IN ANY WAY